                                                                EXECUTION COPY

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                                 FIRST AMENDMENT
                                   AND CONSENT

                          dated as of January 17, 1997

                                   Relating to

                             NOTE PURCHASE AGREEMENT


                                      among


                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                   as Seller,


                             OLYMPIC FINANCIAL LTD.
                   as Servicer and in its individual capacity,


                          DELAWARE FUNDING CORPORATION
                                  as Purchaser,


                                       and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for the benefit of the DFC Owners,

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

          THIS FIRST AMENDMENT AND CONSENT dated as of January 17, 1997 (this "AMENDMENT") Relating to the Note Purchase Agreement dated as of December 28, 1995 (as amended from time to time, the "NOTE PURCHASE AGREEMENT") by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), OLYMPIC FINANCIAL, LTD., a Minnesota corporation, as Servicer and in its individual capacity ("OFL"), DELAWARE FUNDING CORPORATION (with its respective successors and assigns, the "PURCHASER"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. Morgan Delaware), as Administrative Agent, for the benefit of the DFC Owners (the "ADMINISTRATIVE AGENT"), is by and among the parties listed above. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Note Purchase Agreement.

                                    RECITALS

          WHEREAS, pursuant to Section 13.01 of the Note Purchase Agreement, the parties to the Note Purchase Agreement may agree in writing to amend such Agreement; and

          WHEREAS, pursuant to Section 2.04 of the Note Purchase Agreement, the parties to the Note Purchase Agreement are permitted to extend the Purchase Commitment Expiration Date by mutual agreement in writing; and

          WHEREAS, pursuant to Section 2.05(a) of the Note Purchase Agreement, the Seller may reduce the unused Purchase Commitment and such reduction will become effective upon the Seller's providing the Administrative Agent with written notice of such reduction thereto; and

          WHEREAS, pursuant to Section 8.06 of the Note Purchase Agreement, the Seller agreed not to make any material amendment to the Sale and Servicing Agreement without prior written consent of the Purchaser; and

          WHEREAS, pursuant to Section 9.06 of the Note Purchase Agreement, OFL agreed not to make any material amendment to the Sale and Servicing Agreement or the Purchase Agreement without the prior written consent of the Purchaser; and

          WHEREAS, the parties to the Note Purchase Agreement desire to amend the Note Purchase Agreement in certain respects as provided herein, including by amending certain definitions, adding certain covenants and adding certain Note Purchase Termination Events; and

          WHEREAS, the parties to the Note Purchase Agreement desire to extend the Purchase Commitment Expiration Date by amending the related definition in the Note Purchase Agreement; and

          WHEREAS, the Purchaser and the Administrative Agent desire to accept this Amendment as notice of the reduction of the amount of the Purchase Commitment; and

          WHEREAS, the Purchasers desire to consent to the amendments to the Sale and Servicing Agreement and the Purchase Agreement.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Amendment agree as follows:

          SECTION 1. NEW DEFINITIONS. The following new definitions are hereby added to Section 1.01 of the Note Purchase Agreement:

          "CAPITAL BASE" shall mean, at any date, OFL's Tangible Net Worth at such date.

          "CAPITAL BASE PROCEEDS," for any period, shall mean the proceeds received by OFL from any sale of equity securities during such period (net of direct, out-of-pocket expenses incurred in connection with such sale).

          "CHANGE OF CONTROL" shall mean the occurrence of any of the following with respect to OFL:

          (a) (i) a majority of the directors of OFL shall be Persons other than Persons (x) for whose election proxies shall have been solicited by the board of directors of OFL or (y) who are then serving as directors appointed by the board of directors to fill vacancies on the board of directors caused by death or resignation (but not by removal) or to fill newly-created directorships or (ii) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 50% or more in voting power of the outstanding voting stock of OFL; or

          (b) OFL shall fail to own, directly or indirectly, 100% of the outstanding capital stock of ORFC II.

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of any determination.

          "NET INCOME" shall mean, for any period, OFL's after-tax net income for such period determined in accordance with GAAP but after deduction of dividend payments on OFL's Cumulative Convertible Exchangeable Preferred Stock (as described in OFL's Amendment No. 3 to Form S-1 Registration Statement dated November 22, 1993).

          "NET WORTH" shall mean the total of all assets appearing on OFL's balance sheet after deducting all proper reserves (including reserves for depreciation, obsolescence and amortization) minus all liabilities of OFL, in each case determined in accordance with GAAP.

          "PERMITTED ACQUISITION" shall mean the acquisition by OFL or any of its subsidiaries of any Person that is a going concern that satisfies the conditions specified in that certain Credit Agreement dated as of July 11, 1996, among OFL, the several institutions party thereto, Bank of America National Trust and Savings Association, as agent and First Bank National Association, as co-manager.

          "TANGIBLE NET WORTH" shall mean, at any time, OFL's Net Worth at such time, excluding the value of goodwill (other than goodwill arising from a Permitted Acquisition), trademarks, trade names, copyrights, patents, licenses and similar intangibles but specifically including, all of OFL's Finance Income Receivables (calculated in a manner consistent with OFL's audited consolidated balance sheet as of December 31, 1995) as at such time.

          SECTION 2. EXTENSION AND AMENDMENT OF PURCHASE COMMITMENT EXPIRATION DATE. The parties hereto agree to extend the Purchase Commitment Expiration Date and to amend such definition. The definition of "Purchase Commitment Expiration Date" is hereby amended to read as follows:

          "PURCHASE COMMITMENT EXPIRATION DATE" means the earliest of
     (i) December 19, 1997, (ii) June 30, 1997, but only if either (A) a "Purchase Commitment Expiration Date" occurs by reason of clause (ii) of such definition in the Certificate Purchase Agreement or (B) the Purchaser, in its sole and absolute discretion, determines to terminate its Purchase Commitment hereunder and so notifies the Seller and OFL in writing on or before May 30, 1997, (iii) the date on which an event which causes or might cause a Note Purchase Termination Event occurs, and (iv) the date on which a Securitized Offering occurs; provided that the Purchase Commitment Expiration Date may be extended from time to time in accordance with Section 2.04 hereof.

          SECTION 3.  ADDITIONAL REQUIREMENTS FOR INCREMENTAL PURCHASES. (a)
Section 2.03(a)(ii) of the Note Purchase Agreement is hereby amended to read as follows:

          (ii) The Administrative Agent shall have received a completed Notice of Incremental Purchase by 2:00 p.m., New York City time, on the Business Day immediately preceding such Incremental Purchase Date (or if any such Notice is received after 2:00 p.m., the related Incremental Purchase shall occur on the second Business Day following such receipt);

          (b) Clause (vi) of Section 2.03(a) is hereby amended to include a reference to the Note Purchase Agreement and now reads as follows:

          (vi) The Seller, the Owner Trustee, the General Partner, OFL and ORFC II shall be in compliance with all of their respective covenants contained in the Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement, each Assignment Agreement, each Transfer Agreement, the Indenture and this Note Purchase Agreement;

          SECTION 4. DECREASE IN PURCHASE COMMITMENT. In accordance with the provisions of Section 2.05(a) of the Note Purchase Agreement, the Purchaser and the Administrative Agent acknowledge that this Amendment constitutes notice of the reduction of the Purchase Commitment from $300,000,000 to $225,000,000.

          SECTION 5. ADDITION OF NOTE PURCHASE TERMINATION EVENT. The following event is added as a new clause (j) to Section 2.08 of the Note Purchase Agreement as an additional "Note Purchase Termination Event":

          (j) a Change of Control shall have occurred without the consent of the Administrative Agent.

          SECTION 6. ADDITIONAL OFL COVENANT. The following new OFL covenant is added as new Section 9.07 to the Note Purchase Agreement and reads as follows:

          SECTION 9.07.  MINIMUM CAPITAL BASE.

          (a) OFL will not permit its consolidated Capital Base, on the last day of its fiscal year, to be less than the sum of (i) its consolidated Capital Base on the last day of the immediately preceding fiscal year, PLUS (ii) to the extent Net Income for such fiscal year is greater than zero, Net Income for such fiscal year PLUS (iii) Capital Base Proceeds for such fiscal year.

          (b) OFL will not permit its consolidated Capital Base, on the last day of any fiscal quarter other than the last day of its fiscal year, to be less than the sum (i) 95% of its consolidated Capital Base on the last day of the immediately preceding fiscal year PLUS (ii) Capital Base Proceeds since the last day of the immediately preceding fiscal year.

          SECTION 7. AMENDMENT TO NOTICE OF INCREMENTAL PURCHASE. The Notice of Incremental Purchase, included as Exhibit D to the Note Purchase Agreement, is hereby amended and now reads as set forth in the Exhibit D attached to this Amendment.

          SECTION 8. CONSENT TO AMENDMENT TO SALE AND SERVICING AGREEMENT AND PURCHASE AGREEMENT. The Purchaser hereby consents, pursuant to Sections
8.06 and 9.06 of the Note Purchase Agreement, to Amendment No. 3 to Sale and Servicing Agreement and Amendment No. 3 to Receivables Purchase Agreement, each of even date herewith, substantially in the forms attached to this Amendment as Appendices A and B.

          SECTION 9. NOTE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Note Purchase Agreement shall remain in full force and effect. All references to the Note Purchase Agreement in any other document or instrument shall be deemed to mean the Note Purchase Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Note Purchase Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Note Purchase Agreement, as amended by this Amendment, as though the terms and obligations of the Note Purchase Agreement were set forth herein.

          SECTION 10. EFFECTIVENESS. This Amendment shall become effective as of January 17, 1997, upon receipt by the Administrative Agent of the following: (a) executed counterparts of this Amendment; (b) an executed copy of the Third Amendment and Consent Relating to DFC Asset Purchase Agreement, dated as of the date hereof, evidencing the extension of the commitment terms and the reduction of the commitment amounts of the DFC Purchasers; (c) an executed copy of the Second Amendment and Consent Relating to Certificate Purchase Agreement among the Seller, OFL, the "Purchasers" named therein and Morgan Guaranty Trust Company of New York; (d) executed counterparts of each of Amendment No. 3 to the Sale and Servicing Agreement and Amendment No. 3 to Receivables Purchase Agreement, each dated as of the date hereof; (e) an Officer's Certificate from each of the Seller, OFL and ORFC II, each in form and substance reasonably acceptable to the Purchaser and its counsel, dated as of the date of this Amendment, to the effect that (i) the representations and warranties of the Seller, OFL and ORFC II in the Sale and Servicing Agreement, the Note Purchase Agreement, the Certificate Purchase Agreement, the Purchase Agreement and the Trust Agreement, as applicable, are true and correct as of the date hereof; (ii) OFL, the Seller and ORFC II are in compliance with their respective covenants in the Sale and Servicing Agreement, the Note Purchase Agreement, the Certificate Purchase Agreement, the Purchase Agreement and the Trust Agreement, as applicable, as of the date hereof; and (iii) no Note Purchase Termination Event or event which with the passage of time could become a Note Purchase Termination Event shall have occurred and be continuing as of the date hereof; (f) opinions of counsel to each of OFL, the Seller and ORFC II, dated as of the date hereof, to the effect that (i) as to OFL and ORFC II, this Amendment and the Amendments referenced in clauses (b) through
(d) of this Section 13 have been duly authorized, executed and delivered and
(ii) as to OFL, the Seller and ORFC II, such Amendments and the Agreements amended thereby are enforceable obligations of the Seller, OFL and ORFC II, as applicable; (g) an executed copy of the Amendment of DFC Fee Letter dated the date hereof; and (h) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 11. PRIOR UNDERSTANDINGS. This Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 12. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  OLYMPIC AUTOMOBILE RECEIVABLES
                                  WAREHOUSE TRUST,
                                    as Seller

                                  By:  Wilmington Trust Company, not in its
                                       individual capacity but solely as Owner
                                       Trustee


                                  By:     /s/ [illegible]
                                     ____________________________________
                                     Name:
                                     Title:


                                  OLYMPIC FINANCIAL LTD.


                                  By:_____________________________________
                                     Name:
                                     Title:  Treasurer


                                  DELAWARE FUNDING CORPORATION,
                                    as Purchaser

                                  By:  Morgan Guaranty Trust
                                       Company of New York,
                                       as attorney-in-fact for
                                       Delaware Funding Corporation


                                  By:______________________________________
                                     Name:
                                     Title:


                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK,
                                    as Administrative Agent


                                  By:______________________________________
                                     Name:
                                     Title:

                                                                  EXHIBIT D
                                                                    to Note
                                                          Purchase Agreement

                                Form of Notice of
                  Incremental Purchase or Repayment/Redemption

                  Olympic Automobile Receivables Trust, 1996-A
                             Variable Funding Notes

A.  Proposed Incremental Purchase or
    Repayment/Redemption Date:  __________

B.  Certificate Balance of Investor Certificates      $__________

C.  Outstanding Amount of Notes (prior to giving
    effect to Incremental Purchase or
    Repayment/Redemption, as applicable, on date
    hereof)                                           $__________

D.  Amount of requested Incremental Purchase
    (lesser of minimum amount of $__________ or
    remaining DFC Purchase Commitment)                $__________

E.  Repayment/Redemption Amount                       $__________

F.  Outstanding Amount of Notes (after giving
    effect to Incremental Purchase or
    Repayment/Redemption, as applicable, on date
    hereof)                                           $__________

G.  Facility Limit                                    $__________

H.  Remaining Facility Limit                          $__________

I. Calculations (after giving effect to the conveyance of Receivables on the related
    Transfer Date)

       1.  The aggregate Principal Balance of
    Receivables with original maturities from 73
    to 84 months divided by the aggregate of the
    Principal Balances of all Receivables
    (maximum of 7.5%)                                   ____________%

       2.  The aggregate Principal Balance of
    Receivables attributable to loans originated
    under OFL's "Classic" program divided by the
    aggregate of the Principal Balances of all
    Receivables (maximum of 55%)                        ____________%

       3.  The aggregate Principal Balance of
    Receivables attributable to loans defined by
    OFL as "Financed Repossessions" divided by
    the aggregate of the Principal Balances of
    all Receivables (maximum of 3.0%)                   ____________%

       4.  Weighted Average Coupon of Receivables       ____________%

       5.  Weighted Average Maturity of
    Receivables                                         ____________%

J.  Certifications (applicable only with
    respect to an Incremental Purchase)

       1. The information relating to the Receivables to be purchased by Olympic Automobile Receivables Warehouse Trust, (the "Trust") and pledged to Norwest Bank Minnesota, National Association, as trustee (the "Indenture Trustee") under the Indenture dated as of December 28, 1995, as amended (the "Indenture"), is true and correct.

       2. The representations and warranties of Olympic Financial Ltd., ("OFL"), in the Sale and Servicing Agreement dated as of December 28, 1995, as amended (the "Sale and Servicing Agreement"), among the Trust, Olympic Receivables Financial Corp. II ("ORFC II"), OFL, in its individual capacity and as servicer of the Receivables, and Norwest Bank Minnesota, National Association, the Receivables Purchase Agreement dated December 28, 1995, as amended, by and between OFL and ORFC II and the Note Purchase Agreement dated as of December 28, 1995, as amended (the "Note Purchase Agreement"), by and among the Trust, OFL, in its individual capacity and as servicer of the Receivables, Delaware Funding Corporation and Morgan Guaranty Trust Company of New York are true and correct in all material respects as of the date hereof.

       3.  The representations of the Trust in the Note Purchase
    Agreement are true and correct in all material respects as of the date hereof.

       4. The representations of ORFC II in the Sale and Servicing Agreement are true and correct in all material respects as of the date hereof.

       5.  The Incremental Purchase Conditions specified in
    Section 2.03(a) of the Note Purchase Agreement have been satisfied and/or will be satisfied as of the applicable
    Incremental Purchase Date.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       OLYMPIC AUTOMOBILE RECEIVABLES
                                       WAREHOUSE TRUST,
                                         as Seller


                                       By:  Wilmington Trust Company,
                                            not in its individual
                                            capacity but solely as
                                            Owner Trustee


                                       By: /s/ [illegible]
                                           ____________________________
                                           Name:
                                           Title:



                                       OLYMPIC FINANCIAL LTD.


                                       By:
                                           ____________________________
                                           Name:
                                           Title:  Treasurer


                                       DELAWARE FUNDING CORPORATION,
                                         as Purchaser


                                       By: Morgan Guaranty Trust
                                           Company of New York,
                                           as attorney-in-fact for
                                           Delaware Funding Corporation


                                       By: -------------------------------
                                           Name:
                                           Title:


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK,
                                         as Administrative Agent


                                       By: -------------------------------
                                           Name:
                                           Title:

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    OLYMPIC AUTOMOBILE RECEIVABLES
                                    WAREHOUSE TRUST,
                                      as Seller

                                    By:  Wilmington Trust Company,
                                         not in its individual
                                         capacity but solely as
                                         Owner Trustee

                                    By:_________________________________
                                       Name:
                                       Title:

                                    OLYMPIC FINANCIAL LTD.

                                    By:/s/ Michael J. Sherman
                                       _________________________________
                                       Name: Michael J. Sherman
                                       Title: Treasurer

                                    DELAWARE FUNDING CORPORATION,
                                      as Purchaser

                                    By:  Morgan Guaranty Trust
                                         Company of New York,
                                         as attorney-in-fact for
                                         Delaware Funding Corporation

                                    By:_________________________________
                                       Name:
                                       Title:

                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK,
                                      as Administrative Agent

                                    By:_________________________________
                                       Name:
                                       Title:

     (i) The Collateral Agent, by the execution hereof, acknowledges receipt of the Pledged Shares on behalf of Financial Security.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the date first above written.

                                    OLYMPIC FINANCIAL LTD.

                                    By:_________________________________
                                       Name:
                                       Title:

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION
                                    as Collateral Agent

                                    By:_________________________________
                                       Name:
                                       Title:

                                    FINANCIAL SECURITY ASSURANCE INC.

                                    By: /s/ [illegible]
                                       _________________________________
                                       Name:
                                       Title: